COLONIAL SMALL CAP VALUE FUND

           Supplement to the October 30, 1998, Class Z Share Prospectus

The Fund's Prospectus is amended as follows:

(1) The sixth paragraph on the front cover to the Prospectus is revised in its entirety as follows:

     The following eligible institutional investors may purchase Class Z shares:
     (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc. (Distributor) or through a third party broker-dealer; (ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any clients of investment advisory affiliates of the Distributor provided that these clients meet certain criteria established by the Distributor and its affiliates.

(2) The sub-caption "Borrowing of Money" under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

     Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.


SC-36/766G-0299                                                February 26, 1999